UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 27, 2007
NEWBRIDGE BANCORP
(Exact Name of Registrant as Specified in Charter)

North Carolina	000-11448	56-1348147
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1501 Highwoods Boulevard, Suite 400, Greensboro, North Carolina	27410
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (336) 369-0900
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INDEX

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Item 5.02 — Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers	3

Item 9.01 — Financial Statements and Exhibits	3

Signatures	3

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; APPOINTMENT OF PRINCIPAL OFFICERS.
     On November 27, 2007, NewBridge Bancorp (the “Company”) announced the retirement of Monty Oliver, Executive Vice President, Finance, effective Dec. 31, 2007. A copy of the Company’s press release making this announcement is attached as Exhibit 99.1 and is incorporated herein by reference.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
Exhibit 99.1      Press Release, dated November 27, 2007
EXHIBIT INDEX
The following exhibit is filed herewith:
Exhibit 99.1      Press Release, dated November 27, 2007
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 27, 2007	NEWBRIDGE BANCORP

	By:	/s/ Robert F. Lowe

Robert F. Lowe, Chairman and Chief Executive Officer

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